As filed with the Securities and Exchange Commission on September 21, 2023

Securities Act File No. 333-272896

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 2

☐ Post-Effective Amendment No.

and/or

☐ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Pre-Effective Amendment No.

MONROE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 258-8300

Registrant’s Telephone Number, including Area Code

Theodore L. Koenig

Chief Executive Officer

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

with copies to:

Jonathan H. Talcott

E. Peter Strand

Michael K. Bradshaw, Jr.

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW, Suite 900

Washington, D.C. 20001

Telephone: (202) 689-2806

Facsimile: (202) 689-2862

From time to time after the effective date of this Registration Statement

Approximate Date of Commencement of Proposed Public Offering

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED SEPTEMBER 21, 2023

$300,000,000

Monroe Capital Corporation

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities are often referred to as “high yield” or “junk.” In addition, many of the debt securities we hold do not fully amortize prior to maturity, which heightens the risk that we may lose all or a part of our investment.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities (consisting of debentures, notes or other evidence of indebtedness), subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus.

Monroe Capital BDC Advisors, LLC serves as our investment advisor. Monroe Capital Management Advisors, LLC serves as our administrator. Each of Monroe Capital BDC Advisors, LLC and Monroe Capital Management Advisors, LLC is affiliated with Monroe Capital, LLC, a leading lender to middle-market companies.

Our common stock is listed on The Nasdaq Global Select Market under the symbol “MRCC.” If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. On September 20, 2023, the last reported sale price of our stock on The Nasdaq Global Select Market was $7.37 per share. Our net asset value as of June 30, 2023 was $9.84 per share.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. On June 15, 2023, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” in this prospectus and the documents incorporated by reference herein.

An investment in our securities is subject to risks, including a risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Substantially all of the debt instruments in which we invest (i) have and will have variable interest rate provisions that may make it more difficult for borrowers to make debt repayments to us in a rising interest rate environment and (ii) will likely have a principal amount outstanding at maturity, that may lead to a substantial loss to us if the borrower is unable to refinance or repay. See “Risk Factors” included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations, by calling us collect at (312) 258-8300, or on our website at www.monroebdc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is         , 2023

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities (consisting of debentures, notes or other evidence of indebtedness) on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.

We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation by Reference,” “Summary” and “Risk Factors.”

You should rely only on the information contained or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by, or on behalf of, us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or free writing prospectuses is, or will be, accurate as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since then.

ii

SUMMARY

This summary highlights some of the information in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus, together with any accompanying prospectus supplements or free writing prospectuses and information incorporated by reference, carefully, including, in particular, the more detailed information set forth under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and under similar headings in any other documents that are incorporated by reference into this prospectus, and the information set forth under the caption “Available Information” in this prospectus.

As used in this prospectus, except as otherwise indicated, the terms:

●	“we,” “us” and “our” refer to Monroe Capital Corporation, a Maryland corporation;
●	MC Advisors refers to Monroe Capital BDC Advisors, LLC, our investment advisor and a Delaware limited liability company;
●	MC Management refers to Monroe Capital Management Advisors, LLC, our administrator and a Delaware limited liability company;
●	Monroe Capital refers to Monroe Capital LLC, a Delaware limited liability company, and its subsidiaries and affiliates; and
●	SLF refers to MRCC Senior Loan Fund I, LLC, an unconsolidated Delaware limited liability company, in which we co-invest with Life Insurance Company of the Southwest (“LSW”) primarily in senior secured loans.

Monroe Capital Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and that has elected to be treated as a regulated investment company, or RIC, for tax purposes under the U.S. Internal Revenue Code of 1986, as amended, or the Code. We are a specialty finance company focused on providing financing solutions primarily to lower middle-market companies in the United States and Canada. We provide customized financing solutions focused primarily on senior secured, junior secured and unitranche secured (a combination of senior secured and junior secured debt in the same facility in which we syndicate a “first out” portion of the loan to an investor and retain a “last out” portion of the loan) debt and, to a lesser extent, unsecured subordinated debt and equity, including equity co-investments in preferred and common stock and warrants.

Our investment objective is to maximize the total return to our stockholders in the form of current income and capital appreciation through investment in senior secured, unitranche secured and junior secured debt and, to a lesser extent, unsecured subordinated debt and equity investments. We seek to use our extensive leveraged finance origination infrastructure and broad expertise in sourcing loans to invest in primarily senior secured, unitranche secured and junior secured debt of middle-market companies. We believe that our primary focus on lending to lower middle-market companies offers several advantages as compared to lending to larger companies, including more attractive economics, lower leverage, more comprehensive and restrictive covenants, more expansive events of default, relatively small debt facilities that provide us with enhanced influence over our borrowers, direct access to borrower management and improved information flow.

In this prospectus, the term “middle-market” generally refers to companies having annual revenue of between $10 million and $1 billion and/or annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $100 million. Within the middle-market, we consider companies having annual revenues of less than $250 million and/or EBITDA of less than $35 million to be in the “lower middle-market.”

As of the date of this prospectus, to our knowledge, no person would be deemed to “control” (as such term is defined in the 1940 Act) us.

Our Investment Advisor

Our investment activities are managed by our investment advisor, MC Advisors. MC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and their private equity sponsors, analyzing investment opportunities, structuring our investments and managing our investments and portfolio companies on an ongoing basis. MC Advisors was organized in February 2011 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Under the investment advisory and management agreement with MC Advisors, or the Investment Advisory Agreement, we pay MC Advisors a base management fee and an incentive fee for its services. While not expected to review or approve each investment, our independent directors periodically review MC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors consider whether our fees and expenses (including those related to leverage) remain appropriate.

MC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Monroe Capital’s investment professionals. The senior management team of Monroe Capital, including Theodore L. Koenig and Lewis W. Solimene, Jr., provides investment services to MC Advisors pursuant to a staffing agreement, or the Staffing Agreement, between MC Management, an affiliate of Monroe Capital, and MC Advisors. Each of MC Advisors and MC Management are privately held companies that are indirectly owned and controlled by Mr. Koenig, our chairman and chief executive officer. Messrs. Koenig and Solimene have developed a broad network of contacts within the investment community and average approximately 40 years of experience investing in debt and equity securities of lower middle-market companies. In addition, Messrs. Koenig and Solimene have extensive experience investing in assets that constitute our primary focus and have expertise in investing throughout all periods of the economic cycle. MC Advisors is an affiliate of Monroe Capital and is supported by experienced investment professionals of Monroe Capital under the terms of the Staffing Agreement. Monroe Capital’s core team of investment professionals has an established track record in sourcing, underwriting, executing and monitoring transactions.

In addition to his role with Monroe Capital and MC Advisors, Mr. Koenig serves as an interested director. Mr. Koenig has more than 35 years of experience in structuring, negotiating and closing transactions on behalf of asset-backed lenders, commercial finance companies, financial institutions and private equity investors at organizations including Monroe Capital, which Mr. Koenig founded in 2004, and Hilco Capital LP, where he led investments in over 20 companies in the lower middle-market. Mr. Solimene has more than 40 years of experience in alternative investing, corporate finance, restructuring and special situations experience at organizations including Allstate Investments, Macquarie Capital (USA), Inc., Ernst & Young Corporate Finance, LLC and Banc of America Securities, LLC.

Messrs. Koenig and Solimene are joined on the investment committee of MC Advisors by Michael J. Egan and Jeremy T. VanDerMeid, each of whom is a senior investment professional at Monroe Capital. Mr. Egan has more than 35 years of experience in commercial finance, credit administration and banking at organizations including Hilco Capital, The CIT Group/Business Credit, Inc., The National Community Bank of New Jersey (The Bank of New York) and KeyCorp. Mr. VanDerMeid has more than 25 years of lending and corporate finance experience at organizations including Morgan Stanley Investment Management, Dymas Capital Management Company, LLC and Heller Financial. See “Portfolio Management — Investment Committee.”

About Monroe Capital (1)

Monroe Capital, a Delaware limited liability company that was founded in 2004, is a leading lender to middle-market companies. As of June 30, 2023, Monroe Capital had approximately $16.2 billion in assets under management. Over its nineteen-year history, Monroe Capital has developed an established lending platform that we believe generates consistent deal flow from a network of proprietary relationships. Monroe Capital’s assets under management are comprised of a diverse portfolio of approximately 500 current investments that were either originated directly by Monroe Capital or sourced from Monroe Capital’s third-party relationships.

(1)	Monroe Capital acquired Horizon Technology Finance Management LLC (“Horizon”) on June 30, 2023. The disclosures in this paragraph exclude Horizon.

From Monroe Capital’s formation in 2004 through June 30, 2023, Monroe Capital’s investment professionals invested in over 1,700 loans and related investments in an aggregate amount of approximately $35.6 billion. The senior investment team of Monroe Capital has developed a proven investment and portfolio management process that has performed through multiple market cycles. In addition, Monroe Capital’s investment professionals are supported by a robust infrastructure of administrative and back-office personnel focused on compliance, operations, finance, treasury, legal, accounting and reporting, marketing, information technology and office management.

Corporate Information

We were incorporated under the laws of Maryland on February 9, 2011. Our principal executive offices are located at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, and our telephone number is (312) 258-8300. We maintain a website at www.monroebdc.com and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus.

Risk Factors

The value of our assets, as well as the market price of our securities will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. A material portion of our portfolio may have exposure to specific industries. See “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and actual amounts and percentages may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Monroe Capital Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Monroe Capital Corporation.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees (per sale transaction fee)	$15.00	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.97	%(4)
Incentive fees payable under the Investment Advisory Agreement	2.72	%(5)
Interest payments on borrowed funds	10.62	%(6)
Other expenses	1.81	%(7)
Acquired fund fees and expenses	2.30	%(8)
Total annual expenses	21.42	%(9)
(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Dividend Reinvestment Plan.”
(4)	Our base management fee is calculated initially at an annual rate of 1.75% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage); provided however, the base management fee is calculated at an annual rate equal to 1.00% of our average invested assets (calculated as total assets excluding cash, which includes assets financed using leverage) that exceeds the product of (i) 200% and (ii) our average net assets. The “base management fee” percentage is calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. The base management fee in the table above assumes the base management fee remains consistent with fees incurred for the three months ended June 30, 2023 of $2.2 million, based on average total assets (excluding cash) for the period of $543.1 million, as a percentage of our average net assets for the period of $218.1 million.
(5)	Estimated assuming that annual incentive fees earned by MC Advisors remains consistent with the incentive fees earned for the three months ended June 30, 2023 of $1.5 million, as a percentage of our average net assets of $218.1 million for the period.

The incentive fee consists of two parts:

The first part of the incentive fee, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2% quarterly (8% annualized) rate of return on the value of our net assets, or hurdle rate, and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MC Advisors will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters.

The second part of the incentive fee, payable annually in arrears, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. We will accrue (but not pay) an expense for potential payment of capital gain incentive fees with respect to any unrealized appreciation on our portfolio.

(6)	We may borrow funds from time to time to make investments to the extent we determine that it is appropriate to do so. The costs associated with any outstanding borrowings are indirectly borne by our investors. The table assumes borrowings are consistent with the average borrowings for the three months ended June 30, 2023 of $330.1 million, no preferred stock issued or outstanding and average net assets of $218.1 million. For the three months ended June 30, 2023, we had interest expense of $5.8 million (including fees for unused portions of commitments and amortization of deferred financing costs). As of June 30, 2023, the weighted average interest rate of our revolving credit facility (excluding debt issuance costs) was 7.90% and the interest rate on our senior unsecured notes was 4.75%. Although we do not have any current plans to issue debt securities or preferred stock in the next twelve months, we may issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by MC Management. The table above assumes “other expenses” remain consistent with the $1.0 million incurred during the three months ended June 30, 2023 and average net assets for the period of $218.1 million.
(8)	Our stockholders indirectly bear the expenses of our investment in SLF. SLF does not pay any fees to MC Advisors or its affiliates; however, SLF has entered into an administration agreement with MC Management, pursuant to which certain loan servicing and administrative functions are delegated to MC Management. SLF may reimburse MC Management for its allocable share of overhead and other expenses incurred by MC Management. For the three months ended June 30, 2023, SLF incurred $46 thousand of allocable expenses. The table above assumes “acquired fund fees and expenses” remain consistent with the $1.3 million of expenses incurred for the three months ended June 30, 2023 and average net assets for the period of $218.1 million. Future expenses for SLF may be substantially higher or lower because certain expenses may fluctuate over time.

(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. The terms of our indebtedness may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources — Borrowings” incorporated by reference into this prospectus and in other documents incorporated by reference into this prospectus. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets for the three months ended June 30, 2023, our “total annual expenses” would be 8.45% of average consolidated total assets for the period of $552.7 million. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150%. We have included our estimated leverage expenses (consistent with the assumptions in footnote (7)) in “total annual expenses.”

Example

The following example illustrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example:

You would pay the following expenses on a $1,000 investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$174	$454	$663	$980
Assuming a 5% annual return (assumes entire return is from realized capital gains and thus subject to the capital gains incentive fee)	$183	$473	$684	$992

This table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As incentive fees vary based on the character of the 5% return, the example above provides (i) expenses assuming no return from capital gains (therefore not meeting the hurdle rate for the first part of the incentive fee) and (ii) expenses assuming the entire return is from realized capital gains (resulting in a capital gains incentive fee). For the three months ended June 30, 2023, our return included net realized and unrealized capital losses. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash distribution, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

AVAILABLE INFORMATION

This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.monroebdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We may “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities, including all such documents we may file with the SEC after the date of the initial registration statement and prior to effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not and will not be incorporated by reference.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, including the information specifically incorporated by reference into the Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 18, 2023;
●	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 10, 2023;
●	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 9, 2023;
●	our Current Report on Form 8-K filed with the SEC on June 15, 2023; and
●	the description of our common stock contained in Exhibit 4.5 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, which updated the description thereof referenced in our Registration Statement on Form 8-A filed with the SEC on October 23, 2012.

You may obtain copies of any of these filings from us on our website at www.monroebdc.com or as described below, through the SEC or through the SEC’s website as described above under “Available Information.” Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this prospectus, by writing or calling us at the following address and telephone number:

Investor Relations

Monroe Capital Corporation

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

(312) 258-8300

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 1, 2023, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 9, 2023, and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Special Note Regarding Forward-Looking Statements.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, may contain, forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies;
●	the dependence of our future success on the general economy and its impact on the industries in which we invest;
●	the impact of the general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
●	the impact of a protracted decline in the liquidity of credit markets on our business;
●	the impact of changes in London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”) on our operating results;
●	the impact of increased competition;
●	the impact of rising interest and inflation rates and the risk of recession on our business prospects and the prospects of our portfolio companies;
●	our contractual arrangements and relationships with third parties;
●	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
●	actual and potential conflicts of interest with MC Advisors, MC Management and other affiliates of Monroe Capital;
●	the ability of our portfolio companies to achieve their objectives;
●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	the ability of MC Advisors to locate suitable investments for us and to monitor and administer our investments;
●	the ability of MC Advisors or its affiliates to attract and retain highly talented professionals;
●	our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; and
●	the impact of future legislation and regulation on our business and our portfolio companies.

We have based the forward-looking statements on information available to us on the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms, or will form, a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or a free writing prospectus, we intend to use all or substantially all of the net proceeds from the sale of our securities to invest in portfolio companies directly in accordance with our investment objective and strategies and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of any offering of our securities.

We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of any offering of our securities, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. It may take more or less time for us to identify, negotiate and enter into investments and fully deploy any proceeds we raise, and we cannot assure you that we will achieve our targeted investment pace.

Until such appropriate investment opportunities can be found, we will invest the net proceeds of any offering of our securities primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

The prospectus supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on The Nasdaq Global Market under the ticker symbol “MRCC” on October 25, 2012. Prior to that date, there was no established trading market for our common stock. Our common stock is now traded on the Nasdaq Global Select Market. Our common stock has historically traded both above and below net asset value (“NAV”).

The following table sets forth the high and low closing sales prices of our common stock, the closing sales price as a percentage of our NAV and the distributions declared by us since January 1, 2021.

					Premium	Premium
					(Discount) of	(Discount) of
					High Sales	Low Sales
			Closing Sales Price		Price to	Price to	Declared
	NAV(1)		High	Low	NAV(2)	NAV(2)	Distributions(3)
Year ending December 31, 2023
Third Quarter (through September 20, 2023)	—	(4)	$8.80	$7.17	— (4)	— (4)	—
Second Quarter	$9.84		$8.26	$6.86	(16.1)%	(30.3)%	$0.25	(5)
First Quarter	$10.29		$8.80	$7.10	(14.5)%	(31.0)%	$0.25	(5)
Year ended December 31, 2022
Fourth Quarter	$10.39		$9.28	$7.29	(10.7)%	(29.8)%	$0.25	(6)
Third Quarter	$10.43		$9.33	$7.24	(10.5)%	(30.6)%	$0.25	(6)
Second Quarter	$10.71		$10.93	$8.69	2.1%	(18.9)%	$0.25	(6)
First Quarter	$11.30		$11.31	$10.42	0.1%	(7.8)%	$0.25	(6)
Year ended December 31, 2021
Fourth Quarter	$11.51		$11.82	$10.15	2.7%	(11.8)%	$0.25	(7)
Third Quarter	$11.45		$11.13	$10.14	(2.8)%	(11.4)%	$0.25	(7)
Second Quarter	$11.36		$11.50	$10.17	1.2%	(10.5)%	$0.25	(7)
First Quarter	$11.08		$10.15	$8.08	(8.4)%	(27.1)%	$0.25	(7)
(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated by taking the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.
(3)	Represents the distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”
(4)	NAV calculation is not yet available.
(5)	Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year.
(6)	There was no return of capital for tax purposes for the year ended December 31, 2022.
(7)	There was no return of capital for tax purposes for the year ended December 31, 2021.

To the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution.

We elected to be treated as a RIC under the Code beginning with our taxable year ending December 31, 2012, have qualified in each taxable year since, and intend to qualify annually hereafter. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to continue to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Our management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent that our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. A return of capital distribution is not a distribution from earnings and profits, but is rather a return of the money initially invested and while it may not be currently taxable, it lowers the stockholder’s basis in the stock, which may result in higher capital gains when the stockholder’s investment in us is ultimately sold.

Unless you elect to receive your dividends in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to MC Advisors. See “Dividend Reinvestment Plan.”

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2023 and for the years indicated in the table (dollars in thousands). Excluding the unaudited information as of June 30, 2023, this annual information has been derived from our audited consolidated financial statements for each respective period, which have been audited by RSM US LLP, our independent registered public accounting firm, and are incorporated by reference into this prospectus. RSM US LLP’s report on the senior securities table as of December 31, 2022 is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total
	Amount
	Outstanding		Involuntary
	Exclusive of		Liquidating
	Treasury	Asset Coverage per	Preference per	Average Market
Class and Year	Securities(1)	Unit(2)	Unit(3)	Value per Unit(4)
Revolving Credit Facility
June 30, 2023 (unaudited)	$197,400	$1,651	—	N/A
December 31, 2022	204,600	1,673	—	N/A
December 31, 2021	151,045	1,888	—	N/A
December 31, 2020	126,559	1,995	—	N/A
December 31, 2019	180,294	1,862	—	N/A
December 31, 2018	136,026	2,262	—	N/A
December 31, 2017	117,092	3,380	—	N/A
December 31, 2016	129,000	2,848	—	N/A
December 31, 2015	123,700	2,462	—	N/A
December 31, 2014	82,300	2,547	—	N/A
December 31, 2013	76,000	2,644	—	N/A
5.75% Notes due 2023
December 31, 2020	$109,000	$1,995	—	$940	(5)
December 31, 2019	109,000	1,862	—	1,005	(5)
December 31, 2018	69,000	2,262	—	986	(5)
4.75% Notes due 2026
June 30, 2023 (unaudited)	$130,000	$1,651	—	N/A
December 31, 2022	130,000	1,673	—	N/A
December 31, 2021	130,000	1,888	—	N/A
Secured Borrowings(6)
December 31, 2016(7)	1,320	2,848	—	N/A
December 31, 2015(8)	2,535	2,462	—	N/A
December 31, 2014(9)	4,134	2,547	—	N/A
December 31, 2013(10)	7,997	2,644	—	N/A
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit (including for the 5.75% Notes due 2023 and 4.75% Notes due 2026, which were issued in $25 and $2,000 increments, respectively). On October 2, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of MRCC SBIC guaranteed by the SBA from our asset coverage test under the 1940 Act.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable, except for with respect to the 5.75% Notes due 2023, as the other senior securities are not registered for public trading.
(5)	The average market value for the 5.75% Notes due 2023 is calculated as the average daily closing prices of such notes on the Nasdaq Global Select Market for the years ended December 31, 2020, 2019 and 2018, as applicable, divided by the par value per unit of such notes. This average market value is multiplied by $1,000 to determine the Average Market Value per Unit.
(6)	Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 - Transfers and Servicing because these sales do not meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the accompanying consolidated statements of assets and liabilities and the portion sold is recorded as a secured borrowing in the liabilities section of the consolidated statements of assets and liabilities. Amounts presented in this table represent the par amount outstanding.
(7)	The secured borrowings have a weighted average stated interest rate of 6.26%, a weighted average years to maturity of 1.0 year and a fair value as of December 31, 2016 of $1,314.
(8)	The secured borrowings have a weighted average stated interest rate of 5.75%, a weighted average years to maturity of 2.0 years and a fair value as of December 31, 2015 of $2,476.
(9)	The secured borrowings have a weighted average stated interest rate of 5.45%, a weighted average years to maturity of 3.0 years and a fair value as of December 31, 2014 of $4,008.
(10)	The secured borrowings have a weighted average stated interest rate of 4.33%, a weighted average years to maturity of 4.0 years and a fair value as of December 31, 2013 of $7,943.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2023, for each portfolio company in which we had a debt or equity investment. Other than equity investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive. Except as identified in a footnote below, we do not “control” and are not an “affiliate” of any of our portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% in voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
AdTheorent Holding Company, Inc. 315 Hudson Street, 9th Floor New York, NY 10013	Media: Advertising, Printing & Publishing	Common Stock (177,362 shares) (<) (###) (#) (f)	—	(##)	—	12/22/2016	—	248	0.20%
Amelia Holding II, LLC 17 State Street, 14th Floor New York, NY 10004	High Tech Industries	Senior Secured	14.50% Cash/ 1.00% PIK (SOFR + 10.26%, 1.00% Floor)		12/21/2027	12/21/2022	2,011	2,003	—
		Delayed Draw (*) (**)	14.50% Cash/ 1.00% PIK (SOFR + 10.26%, 1.00% Floor)		12/21/2027	12/21/2022	667	—	—
		Revolver (*)	14.50% Cash/1.00% PIK (SOFR + 10.26%, 1.00% Floor)		12/21/2027	12/21/2022	133	—	—
		Warrant to purchase up to 0.1% of the equity (<) (###)	—	(##)	12/21/2032	12/21/2022	—	27	—
American Broadband and Telecommunications Company LLC 1480 Ford Street Maumee, OH 43537	Telecommunications	Delayed Draw (*) (**)	18.25% Cash/ 2.00% PIK (PRIME + 12.00%, 4.00% Floor)		6/10/2025	6/10/2022	1,533	1,437	—
		Revolver (*)	18.25% Cash/2.00% PIK (PRIME + 12.00%, 4.00% Floor)		6/10/2025	6/10/2022	500	122	—
		Warrant to purchase up to 0.2% of the equity (<) (###)	—	(##)	6/10/2032	6/10/2022	—	54	—
American Community Homes, Inc. 250 West 57th Street, Suite 816 New York, NY 10107	FIRE: Real Estate	Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	7/22/2014	12,001	8,781	—
		Senior Secured (<<)	17.77% PIK (SOFR + 12.61.00%, 1.50% Floor)		12/31/2026	7/22/2014	5,837	4,271	—
		Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	5/24/2017	727	532	—
		Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	8/10/2018	2,675	1,957	—
		Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	3/29/2019	4,952	3,623	—
		Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	9/30/2019	23	17	—
		Senior Secured (<<)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	12/30/2019	114	83	—
		Revolver (<<) (*)	13.22% PIK (SOFR + 8.11%, 1.50% Floor)		12/31/2026	3/30/2020	2,500	—	—
		Common Stock (4,940 shares) (<<) (###)	—	(##)	—	12/29/2022	—	—	22.33%
APCO Worldwide, Inc. 1299 Pennsylvania Avenue, N.W. Suite 300 Washington, DC 20004	Services: Business	Class A Voting Common Stock (100 shares) (<) (###)	—	(##)	—	11/1/2017	—	1,149	0.98%
Aras Corporation 100 Brickstone Square, Suite 100 Andover, MA 01810	Services: Business	Senior Secured	8.49% Cash/ 3.25% PIK (LIBOR + 6.50%, 1.00% Floor)		4/13/2027	4/13/2021	2,196	2,202	—
		Revolver (*)	11.74% (LIBOR + 6.50%, 1.00% Floor)		4/13/2027	4/13/2021	150	100	—
Arcstor Midco, LLC 380 Data Drive, Suite 510 Draper, UT 84020	High Tech Industries	Senior Secured	8.95% Cash/ 3.75% PIK (SOFR + 7.60%, 1.00% Floor)	(***)	3/16/2027	3/16/2021	4,571	3,434	—
Ascent Midco, LLC 4685 South Highland Drive, Suite 126 Salt Lake City, Utah 84117	Healthcare & Pharmaceuticals	Class A Units (2,032,258 units) (<<) (###) (####)	8.00% PIK		—	2/5/2020	—	1,926	6.22%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
ASG II, LLC 1333 N California Blvd Suite 448 Walnut Creek, CA 94596	Services: Business	Unitranche (~)	11.45% (SOFR + 6.40%, 1.00% Floor)		5/25/2028	5/25/2022	1,900	1,900	—
		Delayed Draw (~) (*) (**)	11.45% (SOFR + 6.40%, 1.00% Floor)		5/25/2028	5/25/2022	285	111	—
Attom Intermediate Holdco, LLC 1 Venture, Suite 300 Irvine, CA 92618	Media: Diversified & Production	Senior Secured	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	1/4/2019	1,910	1,891	—
		Senior Secured	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	6/25/2020	466	461	—
		Senior Secured	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	7/1/2021	274	272	—
		Senior Secured	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	8/4/2022	792	784	—
		Senior Secured	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	12/22/2022	400	396	—
		Revolver (*)	11.72% (SOFR + 6.61%, 1.00% Floor)		7/3/2025	1/4/2019	320	119	—
		Class A Units (297,197 units) (<) (###) (####)	—	(##)	—	1/4/2019	—	448	4.76%
Avalara, Inc. 255 South King Street, Suite 1800 Seattle, WA 98104	FIRE: Finance	Senior Secured	12.49% (SOFR + 7.25%, 0.75% Floor)		10/19/2028	10/19/2022	4,000	4,000	—
		Revolver (*)	12.49% (SOFR + 7.25%, 0.75% Floor)		10/19/2028	10/19/2022	400	—	—
BLST Operating Company, LLC 7075 Flying Cloud Drive Eden Prairie, MN 55344	Retail	Senior Secured	6.11% Cash/ 12.61% PIK (LIBOR + 13.61%, 1.50% Floor)		8/28/2025	8/28/2020	618	581	—
		Class A Units (139,883 units) (<) (###) (####)	—	(##)	—	8/28/2020	—	420	0.51%
Bonterra, LLC 10801 North MoPac Expressway, Suite 400 Austin, TX 78759	Media: Diversified & Production	Senior Secured	11.79% (LIBOR + 6.25%, 0.75% Floor)		9/8/2027	9/8/2021	13,421	13,153	—
		Delayed Draw (*) (**)	11.79% (LIBOR + 6.25%, 0.75% Floor)		9/8/2027	9/8/2021	1,680	—	—
		Revolver (*)	11.79% (LIBOR + 6.25%, 0.75% Floor)		9/8/2027	9/8/2021	1,069	1,030	—
Born To Run, LLC 4870 W. 2100 S Suite A Salt Lake City, UT 84120	Automotive	Senior Secured	11.19% (LIBOR + 6.00%, 1.00% Floor)		4/1/2027	4/1/2021	3,430	3,060	—
		Senior Secured	11.19% (LIBOR + 6.00%, 1.00% Floor)		4/1/2027	4/1/2021	467	417	—
		Class A Units (269,438 units) (<) (###)	—	(##)	—	4/1/2021	—	55	0.26%
Brickell Bay Acquisition Corp. 2801 Network Boulevard, Ste 505 Frisco, TX 75034	Healthcare & Pharmaceuticals	Senior Secured	11.68% (LIBOR + 6.50%, 1.00% Floor)		2/12/2026	2/12/2021	1,870	1,868	—
Burroughs, Inc. 41100 Plymouth Road Plymouth, MI 48170	Services: Business	Senior Secured	11.76% (SOFR + 6.60%, 1.00% Floor)		12/22/2024	12/22/2017	5,051	5,051	—
		Revolver (*)	11.75% (SOFR + 6.60%, 1.00% Floor)		12/22/2024	12/22/2017	1,215	795	—
Calabrio, Inc. 241 North 5th Ave. Suite 1200 Minneapolis, MN 55401	Telecommunications	Senior Secured	12.23% (SOFR + 7.13%, 1.00% Floor)		4/16/2027	4/16/2017	3,400	3,383	—
		Revolver (*)	12.15% (SOFR + 7.00%, 1.00% Floor)		4/16/2027	4/16/2017	409	233	—
Caravel Autism Health, LLC 1575 Allouez Ave Green Bay, WI 54311	Healthcare & Pharmaceuticals	Senior Secured	10.90% (SOFR + 6.01%, 1.00% Floor)		6/30/2027	6/30/2021	5,037	4,808	—
		Delayed Draw (*) (**)	10.90% (SOFR + 6.01%, 1.00% Floor)		6/30/2027	6/30/2021	3,749	1,335	—
		Revolver (*)	10.90% (SOFR + 6.01%, 1.00% Floor)		6/30/2027	6/30/2021	1,269	471	—

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Cassavant Holdings, LLC 3617 E. La Salle St. Phoenix, AZ 85040	Aerospace & Defense	Unitranche (~)	12.77% (SOFR + 7.61%, 1.00% Floor)		9/8/2026	9/8/2021	7,542	7,447	—
Centaur (Palm Beach) Owner LLC and Panther National Golf Club LLC 950 Peninsula Corporate4 Circle, Suite 2000 Boca Raton, FL 33487	FIRE: Real Estate	Senior Secured (#)	13.42% (SOFR + 8.25%, 0.5% Floor)		4/30/2025	5/3/2022	2,784	2,798	—
		Senior Secured (#)	13.42% (SOFR + 8.25%, 0.5% Floor)		4/30/2025	5/3/2022	285	286	—
		Revolver (*) (#)	13.33% (SOFR + 8.25%, 0.5% Floor)		4/30/2025	5/3/2022	1,395	453	—
CGI Automated Manufacturing, LLC 275 Innovation Drive Romeoville, IL 60446	Capital Equipment	Senior Secured	12.22% (SOFR + 7.00%, 1.00% Floor)		12/17/2026	9/9/2022	3,925	3,856	—
		Senior Secured	12.22% (SOFR + 7.00%, 1.00% Floor)		12/17/2026	9/30/2022	1,126	1,107	—
Chess.com, LLC 877 East 1200 South Suite 970397 Orem, UT 84097	Media: Diversified & Production	Senior Secured	12.14% (SOFR + 6.60%, 1.00% Floor)		12/31/2027	12/31/2021	5,925	5,851	—
		Revolver (*)	12.04% (SOFR + 6.50%, 1.00% Floor)		12/31/2027	12/31/2021	652	—	—
		Class A Units (2 units) (<) (###) (####)	—	(##)	—	12/31/2021	—	49	0.02%
Crownpeak Technology, Inc. 707 17th Street, Floor 38 Denver, CO 80202	Media: Diversified & Production	Senior Secured	12.51% (SOFR + 7.25%, 1.00% Floor)		2/28/2025	2/28/2019	4,000	4,000	—
		Senior Secured	12.51% (SOFR + 7.25%, 1.00% Floor)		2/28/2025	2/28/2019	60	60	—
		Senior Secured	12.51% (SOFR + 7.25%, 1.00% Floor)		2/28/2025	9/27/2022	3,333	3,333	—
		Senior Secured	12.37% (SOFR + 7.25%, 1.00% Floor)		2/28/2025	9/27/2022	1,273	1,273	—
		Revolver (*)	12.51% (SOFR + 7.25%, 1.00% Floor)		2/28/2025	2/28/2019	500	—	—
Destination Media, Inc. 1070 Woodward Avenue Detroit, MI 48226	Media: Advertising, Printing & Publishing	Senior Secured	12.54% (SOFR + 7.25%, 1.00% Floor)		6/21/2028	6/21/2023	1,000	965	—
		Delayed Draw (*) (**)	12.54% (SOFR + 7.25%, 1.00% Floor)		6/21/2028	6/21/2023	500	—	—
		Revolver (*)	12.54% (SOFR + 7.25%, 1.00% Floor)		6/21/2028	6/21/2023	103	—	—
Dorado Acquisition, Inc. 2001 S Andrews Ave Fort Lauderdale, FL 33316	Healthcare & Pharmaceuticals	Senior Secured	11.76% (SOFR + 6.60%, 1.00% Floor)		6/30/2026	6/30/2021	4,913	4,819	—
		Senior Secured	11.54% (SOFR + 6.65%, 1.00% Floor)		6/30/2026	11/27/2022	4,071	3,994	—
		Revolver (*)	11.76% (SOFR + 6.60%, 1.00% Floor)		6/30/2026	6/30/2021	596	—	—
		Class A-1 Units (189,922 units) (<) (###)	—	(##)	—	6/30/2021	—	209	0.31%
		Class A-2 Units (189,922 units) (<) (###)	—	(##)	—	6/30/2021	—	305	0.31%
Drawbridge Partners, LLC 3300 PGA Boulevard, Suite 570 Palm Beach Gardens, FL 33410	High Tech Industries	Senior Secured	12.24% (SOFR + 7.00%, 1.00% Floor)		9/1/2028	9/1/2022	3,000	2,973	—
		Delayed Draw (*) (**)	12.24% (SOFR + 7.00%, 1.00% Floor)		9/1/2028	9/1/2022	330	288	—
		Revolver (*)	12.24% (SOFR + 7.00%, 1.00% Floor)		9/1/2028	9/1/2022	522	—	—
		Class A-1 Units (130,433 units) (<) (###)	—	(##)	—	9/1/2022	—	123	0.08%
Education Corporation of America 1033 Skokie Boulevard, Suite 360 Northbrook, IL 60062	Services: Consumer	Junior Secured	11.04% Cash/ 5.50% PIK (LIBOR + 11.00%)	(***)	n/a (d)	9/3/2015	833	2,039	—
		Series G Preferred Stock (8,333 shares) (<) (###)	12.00% PIK	(***)	—	9/3/2015	—	—	20.83%
Equine Network, LLC 5710 Flatiron Parkway, Suite A Boulder, CO 80301	High Tech Industries	Class A Units (108 units) (<) (###) (####)	—	(##)	—	12/31/2020	—	72	0.19%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Express Wash Acquisition Company, LLC 5821 Fairview Road, #400 Charlotte, NC 28210	High Tech Industries	Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		7/14/2028	7/14/2022	8,119	$8,119	—
		Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		7/14/2028	7/14/2022	1,521	1,521	—
		Revolver (*)	11.65% (SOFR + 6.50%, 1.00% Floor)		7/14/2028	7/14/2022	379	209	—
		Class A Units (121,311 units) (<) (###) (####)	8.00% PIK		—	12/28/2020	—	107	0.16%
Familia Dental Group Holdings, LLC 2050 East Algonquin Road, Suite 610 Schaumburg, IL 60173	Healthcare & Pharmaceuticals	Class A Units (1,194 units) (<<) (###) (####) (j)	—	(##)	—	4/8/2016	—	2,441	10.53%
Florida East Coast Industries, LLC 700 NW 1st Avenue, Suite 1620 Miami, FL 33136	FIRE: Real Estate	Junior Secured (#)	16.00% PIK		6/28/2024	8/9/2021	813	813	—
Forman Mills, Inc. 1070 Thomas Busch Memorial Highway Pennsauken, NJ 08110	Retail	Junior Secured	3.90% PIK		6/20/2028	4/27/2023	1,308	966	—
GC Champion Acquisition LLC 99 Park Avenue, 5th FL New York, NY 10016	FIRE: Finance	Senior Secured	11.78% (SOFR + 6.75%, 1.00% Floor)		8/18/2028	8/19/2022	2,535	2,535	—
		Senior Secured	11.78% (SOFR + 6.75%, 1.00% Floor)		8/18/2028	8/19/2022	704	704	—
Hastings Manufacturing Company 325 N Hanover Street Hastings, MI 49058	Automotive	Senior Secured	12.70% (SOFR + 7.60%, 1.00% Floor)		12/31/2024	4/24/2018	1,914	1,933	—
		Senior Secured	12.70% (SOFR + 7.60%, 1.00% Floor)		12/31/2024	3/29/2023	678	685	—
		Revolver (*)	12.70% (SOFR + 7.60%, 1.00% Floor)		12/31/2024	3/29/2023	691	—	—
HFZ Capital Group, LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	FIRE: Real Estate	Senior Secured (<<) (#) (i)	17.67% PIK (LIBOR + 12.50%, 1.50% Floor)		n/a (d)	10/20/2017	13,242	16,691	—
		Senior Secured (<<) (#) (i)	17.67% PIK (LIBOR + 12.50%, 1.50% Floor)		n/a (d)	10/20/2017	4,758	5,997	—
HS4 Acquisitionco, Inc. 6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Services: Business	Senior Secured	11.95% (SOFR + 6.85%, 1.00% Floor)		7/9/2025	7/9/2019	9,849	9,800	—
		Revolver (*)	11.95% (SOFR + 6.85%, 1.00% Floor)		7/9/2025	7/9/2019	817	557	—
iCIMS, Inc. Bell Works 101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Services: Business	Senior Secured	12.38% (SOFR + 7.25%, 0.75% Floor)		8/18/2028	10/24/2022	2,500	2,500	—
IDIG Parent, LLC 43454 Business Park Dr Temecula, CA 92590	Services: Consumer	Common Stock (245,958 shares) (<) (###) (####) (h)	—	(##)	—	1/4/2021	—	293	0.07%
Independence Buyer, Inc. 1199 West Utah Avenue Payson, UT 84651	Consumer Goods: Durable	Senior Secured	10.94% (SOFR + 5.75%, 1.00% Floor)		8/3/2026	8/3/2021	5,527	5,437	—
		Revolver (*)	10.94% (SOFR + 5.75%, 1.00% Floor)		8/3/2026	8/3/2021	1,423	—	—
		Class A Units (81 units) (<) (###)	—	(##)	—	8/3/2021	—	79	0.14%
INH Buyer, Inc. 6675 Westwood Boulevard Suite 475 Orlando, FL 32821	Healthcare & Pharmaceuticals	Senior Secured	8.84% Cash/ 3.50% PIK (SOFR + 7.00%, 1.00% Floor)		6/28/2028	6/30/2021	2,987	2,898	—
InMobi Pte, Ltd. 2951 28th Street, Suite 1000 Santa Monica, CA 90405	Media: Advertising, Printing & Publishing	Warrant to purchase up to 2.8% of the equity (<) (###) (#) (b)	—	(##)	9/18/2025	9/18/2015	—	2,213	—
J2 BWA Funding LLC 123 Justison Street, 7th Floor Wilmington, DE 19801	FIRE: Finance	Revolver (*) (#)	10.00%		12/24/2026	12/24/2020	2,750	1,482	—
		0.7% profit sharing (<) (###) (#) (####)	—	(##)	—	12/24/2020	—	21	—
Kar Wash Holdings, LLC 28845 Telegraph Road Southfield, MI 48034	Services: Consumer	Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		2/26/2027	2/28/2022	1,584	1,577	—
		Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		2/26/2027	2/28/2022	1,134	1,129	—
		Delayed Draw (*) (**)	11.65% (SOFR + 6.50%, 1.00% Floor)		2/26/2027	2/28/2022	2,658	1,774	—
		Revolver (*)	11.65% (SOFR + 6.50%, 1.00% Floor)		2/26/2027	2/28/2022	572	455	—
		Series A Preferred Stock (8,619 shares) (<) (###)	—	(##)	—	6/27/2023	—	11	0.15%
		Class A Units (99,807 units) (<) (###)	—	(##)	—	2/28/2022	—	75	0.17%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Kingsley Gate Partners, LLC 6155 Rockside Road, Suite 203 Independence, OH 44131	Services: Business	Senior Secured	11.04% (SOFR + 6.15%, 1.00% Floor)		12/11/2028	12/9/2022	599	$596	—
		Delayed Draw (*) (**)	11.11% (SOFR + 6.15%, 1.00% Floor)		12/11/2028	12/9/2022	720	191	—
		Delayed Draw (*) (**)	11.11% (SOFR + 6.15%, 1.00% Floor)		12/11/2028	12/9/2022	600	—	—
		Revolver (*)	11.11% (SOFR + 6.15%, 1.00% Floor)		12/11/2028	12/9/2022	240	—	—
KL Moon Acquisition, LLC 250 Vesey St #2630 New York, NY 10281	Healthcare & Pharmaceuticals	Senior Secured	11.79% (SOFR + 6.75%, 1.00% Floor)		2/1/2029	2/1/2023	5,000	5,000	—
		Delayed Draw (*) (**)	11.80% (SOFR + 6.75%, 1.00% Floor)		2/1/2029	2/1/2023	1,702	—	—
		Revolver (*)	11.80% (SOFR + 6.75%, 1.00% Floor)		2/1/2029	2/1/2023	813	244	—
		LLC Interest (0.1% of the equity) (<) (###)	—	(##)	—	1/31/2023	—	544	0.14%
Lifted Trucks Holdings, LLC 2021 E Bell Rd Phoenix, AZ 85022	Automotive	Senior Secured	10.93% (LIBOR + 5.75%, 1.00% Floor)		8/2/2027	8/2/2021	6,895	6,812	—
		Revolver (*)	10.93% (LIBOR + 5.75%, 1.00% Floor)		8/2/2027	8/2/2021	1,667	220	—
		Class A Units (111,111 units) (<) (###) (####)	—	(##)	—	8/2/2021	—	92	0.09%
Liftforward SPV II, LLC 180 Maiden Lane, 10th Floor New York, NY 10038	FIRE: Finance	Senior Secured (#)	15.97% PIK (SOFR + 10.75%, 0.5% Floor)		9/29/2023	11/10/2016	432	383	—
LVF Holdings, Inc. 1600 Gressel Drive Delphos, OH 45833	Beverage, Food & Tobacco	Senior Secured	11.64% (SOFR + 6.40%, 1.00% Floor)		6/10/2027	6/10/2021	1,474	1,433	—
		Senior Secured	11.64% (SOFR + 6.40%, 1.00% Floor)		6/10/2027	6/10/2021	1,410	1,372	—
		Revolver (*)	11.64% (SOFR + 6.40%, 1.00% Floor)		6/10/2027	6/10/2021	238	134	—
LX/JT Intermediate Holdings, Inc. 4401 S Oakley Ave Chicago, IL 60609	Beverage, Food & Tobacco	Senior Secured	11.20% (SOFR + 6.00%, 1.50% Floor)		3/11/2025	3/11/2020	5,418	5,380	—
		Revolver (*)	11.20% (SOFR + 6.00%, 1.50% Floor)		3/11/2025	3/11/2020	833	—	—
Mammoth Holdings, LLC 1380 West Paces Ferry Road NW Suite 2160 Atlanta, GA 30327	Services: Consumer	Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		10/16/2024	1/25/2023	13,805	13,784	—
		Revolver (*)	11.65% (SOFR + 6.50%, 1.00% Floor)		10/16/2024	10/16/2018	657	—	—
MC Asset Management (Corporate), LLC 600 Madison Avenue, Fifteenth Floor New York, NY 10022	FIRE: Real Estate	Senior Secured (<<) (#) (i)	20.18% PIK (LIBOR + 15.00%, 1.00% Floor)		1/26/2024	1/26/2021	9,260	9,260	—
		Senior Secured (<<) (#) (i)	20.18% PIK (SOFR + 15.00%, 1.00% Floor)		1/26/2024	4/26/2021	2,762	2,762	—
		LLC Interest (15.9% of the equity) (<<) (###) (#) (####) (i)	—	(##)	—	6/11/2019	—	1,413	15.90%
MCP Shaw Acquisitionco, LLC 25190 Bernwood Drive Bonita Springs, FL 34135	Capital Equipment	Senior Secured	11.50% (SOFR + 6.26%, 1.00% Floor)		11/28/2025	2/28/2020	9,624	9,648	—
		Senior Secured	11.36% (SOFR + 6.26%, 1.00% Floor)		11/28/2025	12/29/2021	2,943	2,950	—
		Senior Secured	11.50% (SOFR + 6.26%, 1.00% Floor)		11/28/2025	12/29/2021	968	970	—
		Revolver (*)	11.50% (SOFR + 6.26%, 1.00% Floor)		11/28/2025	2/28/2020	1,784	—	—
		Class A-2 Units (118,906 units) (<) (###) (####)	—	(##)	—	2/28/2020	—	388	4.84%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Medallia, Inc. 6220 Stoneridge Mall Rd Floor 2 Pleasanton, CA 94588	High Tech Industries	Senior Secured	11.69% PIK (LIBOR + 6.50%, 0.75% Floor)		10/27/2028	8/15/2022	2,108	$2,112	—
MEI Buyer LLC 421 NE Water Ave, #4300 Albany, Oregon 97321	Construction & Building	Senior Secured	11.60% (SOFR + 6.50%, 1.00% Floor)		6/29/2029	6/30/2023	2,000	1,940	—
		Delayed Draw (*) (**)	11.60% (SOFR + 6.50%, 1.00% Floor)		6/29/2029	6/30/2023	317	—	—
		Revolver (*)	11.60% (SOFR + 6.50%, 1.00% Floor)		6/29/2029	6/30/2023	410	—	—
		Common Units (155 units) (<) (###) (####)	—	(##)	—	6/30/2023	—	155	0.05%

Mindbody, Inc. 4051 Broad Street, Suite 220 San Luis Obispo, CA 93401	High Tech Industries	Senior Secured	12.19% (LIBOR + 7.00%, 1.00% Floor)		2/14/2025	2/15/2019	6,536	6,533	—
		Senior Secured	12.19% (LIBOR + 7.00%, 1.00% Floor)		2/14/2025	9/22/2021	674	673	—
		Revolver (*)	12.19% (LIBOR + 7.00%, 1.00% Floor)		2/14/2025	2/15/2019	667	—	—
Mnine Holdings, Inc. 12000 Biscayne Boulevard, Suite 600 Miami, FL 33181	High Tech Industries	Senior Secured (<<)	8.50% Cash/ 5.00% PIK (SOFR + 8.26%, 1.00% Floor)		12/30/2024	11/2/2018	5,859	5,859	—
		Revolver (<<) (*)	8.50% Cash/ 5.00% PIK (SOFR + 8.26%, 1.00% Floor)		12/30/2024	8/9/2022	533	518	—
		Class B Units (6,400 units) (<<) (###)	—	(##)	—	6/30/2020	—	—	10.67%
MoneyLion, Inc. 30 W 21st Street, 10th Floor New York, NY 10010	Banking	Junior Secured (#)	14.75% (SOFR + 9.25%, 1.00% Floor)		3/24/2026	3/25/2022	5,250	5,256	—
		Junior Secured (#)	14.00% (PRIME + 5.75%, 6.25% Floor)		10/16/2023	8/27/2021	1,125	1,126	—
MRCC Senior Loan Fund I, LLC 311 South Wacker Drive, Suite 6400 Chicago, IL 60606	Investment Funds & Vehicles	LLC Equity Interest (50.0% of the equity) (<<<) (#)	—		—	10/31/2017	—	34,545	50.00%
MV Receivables II, LLC 219 Dixie Blvd Delray Beach, FL 33444	Banking	Senior Secured (#)	14.92% (LIBOR + 9.75%, 1.50% Floor)		7/29/2026	7/29/2021	8,130	9,930	—
		Common Units (1,458 units) (<) (###) (#) (####)	—	(##)	—	7/29/2021	—	—	0.55%
		Warrant to purchase up to 0.8% of the equity (<) (###) (#) (####)	—	(##)	7/28/2031	7/28/2021	—	—	—
NationsBenefits, LLC 1801 NW 66th Avenue, Suite 100 Plantation, FL 33313	Healthcare & Pharmaceuticals	Senior Secured	12.26% (SOFR + 7.00%, 1.00% Floor)		8/26/2027	8/20/2021	3,940	3,979	—
		Senior Secured	12.26% (SOFR + 7.00%, 1.00% Floor)		8/26/2027	8/26/2022	4,695	4,742	—
		Delayed Draw (*) (**)	12.18% (SOFR + 7.00%, 1.00% Floor)		8/26/2027	8/26/2022	5,084	5,135	—
		Revolver (*)	12.26% (SOFR + 7.00%, 1.00% Floor)		8/26/2027	8/20/2021	2,222	889	—
		Common Units (106,667 units) (<) (###) (####)	—	(##)	—	8/20/2021	—	—	0.14%
		Series B Units (116,460 units) (<) (###) (####)	5.00% PIK		—	8/20/2021	—	711	0.23%
Nearly Natural, Inc. 695 E 10th Avenue Hialeah, FL 33010	Wholesale	Senior Secured	12.74% Cash/ 4.00% PIK (SOFR + 11.50%, 1.00% Floor)		3/29/2024	12/15/2017	6,566	5,965	—
		Senior Secured	12.74% Cash/ 4.00% PIK (SOFR + 11.50%, 1.00% Floor)		3/29/2024	8/28/2019	1,852	1,683	—
		Senior Secured	12.74% Cash/ 4.00% PIK (SOFR + 11.50%, 1.00% Floor)		3/29/2024	9/22/2020	1,700	1,545	—
		Senior Secured	12.74% Cash/ 4.00% PIK (SOFR + 11.50%, 1.00% Floor)		3/29/2024	2/16/2021	3,092	2,809	—
		Revolver (*)	12.74% Cash/ 4.00% PIK (SOFR + 11.50%, 1.00% Floor)		3/29/2024	12/15/2017	2,582	2,345	—
		Class A Units (152,174 units) (<) (###)	—	(##)	—	12/15/2017	—	—	0.44%
		Class AA Units (61,087 units) (<) (###)	—	(##)	—	8/27/2021	—	—	30.43%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
NECB Collections, LLC 161 N. Clark Street, Suite 2550 2550 Chicago, Illinois 60601	Services: Consumer	Revolver (<<) (*)	16.94% (LIBOR + 11.00%, 1.00% Floor)	(***)	n/a (d)	6/25/2019	1,356	426	—
		LLC Units (20.8% of the units) (<<) (###) (####)	—	(##)	—	6/21/2019	—	—	20.83%
North Haven USHC Acquisition, Inc. 1301 Virginia Dr Ste 300 Fort Washington, PA 19034	Media: Advertising, Printing & Publishing	Senior Secured	11.46% (SOFR + 6.50%, 1.00% Floor)		10/30/2025	10/30/2020	2,438	2,379	—
		Senior Secured	11.46% (SOFR + 6.50%, 1.00% Floor)		10/30/2025	3/12/2021	706	689	—
		Senior Secured	11.69% (SOFR + 6.50%, 1.00% Floor)		10/30/2025	9/3/2021	1,427	1,392	—
		Senior Secured	11.44% (SOFR + 6.25%, 1.00% Floor)		10/30/2025	7/29/2022	2,579	2,505	—
		Delayed Draw (*) (**)	11.69% (SOFR + 6.50%, 1.00% Floor)		10/30/2025	7/29/2022	1,056	—	—
		Revolver (*)	11.67% (SOFR + 6.50%, 1.00% Floor)		10/30/2025	10/30/2020	416	305	—
NQ PE Project Colosseum Midco Inc. 101 6th Ave 8th Floor New York, NY 10013	Media: Advertising, Printing & Publishing	Senior Secured	10.89% (SOFR + 5.65%, 1.00% Floor)		10/4/2028	10/4/2022	3,483	3,515	—
		Delayed Draw (*) (**)	10.89% (SOFR + 5.65%, 1.00% Floor)		10/4/2028	10/4/2022	778	—	—
		Revolver (*)	10.89% (SOFR + 5.65%, 1.00% Floor)		10/4/2028	10/4/2022	438	—	—
		Common Units (327,133 units) (<) (###)	—	(##)	—	10/4/2022	—	364	0.18%
Onit, Inc. 1360 Post Oak Blvd., Suite 2200 Houston, TX 77056	Services: Business	Unitranche (~)	12.84% (SOFR + 7.50%, 1.00% Floor)		5/2/2025	12/20/2021	1,680	1,678	—
Panda Acquisition, LLC 14 Central Park Drive First Floor Hooksett, NH 03106	Automotive	Senior Secured	11.59% (SOFR + 6.35%, 1.00% Floor)		10/18/2028	12/20/2022	4,444	3,722	—
PKS Holdings, LLC 18 Corporate Woods Blvd. Albany, NY 12211	FIRE: Finance	Preferred Units (132 units) (<) (###) (#)	12.00% PIK		—	11/30/2017	—	6	8.00%
		Preferred Units (5,860 units) (<) (###) (#)	12.00% PIK		—	11/30/2017	—	256	8.00%
		Preferred Units (5,714 units) (<) (###) (#)	12.00% PIK		—	11/30/2017	—	40	8.00%
		Preferred Units (916 units) (<) (###) (#)	12.00% PIK		—	11/30/2017	—	40	8.00%
Planful, Inc. 150 Spear Street, Suite 1850 San Francisco, CA 94105	High Tech Industries	Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		12/28/2026	12/28/2018	9,500	9,462	—
		Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		12/28/2026	1/11/2021	1,325	1,320	—
		Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		12/28/2026	2/11/2022	884	880	—
		Senior Secured	11.68% (SOFR + 6.76%, 1.00% Floor)		12/28/2026	4/5/2023	707	704	—
		Senior Secured	11.65% (SOFR + 6.50%, 1.00% Floor)		12/28/2026	9/12/2022	530	528	—
		Revolver (*)	11.65% (SOFR + 6.50%, 1.00% Floor)		12/28/2026	12/28/2018	442	440	—
		Class A Units (473,082 units) (<) (###)	8.00% PIK		—	12/28/2018	—	805	0.45%
		Class B Units (35,791 units) (<) (###)	—	(##)	—	5/3/2023	—	—	8.84%
Prototek LLC 244 Burnham Intervale Rd Contoocook, NH 03229	Services: Business	Senior Secured	12.26% (SOFR + 7.10%, 1.00% Floor)		12/8/2027	12/8/2022	2,494	2,463	—
		Delayed Draw (*) (**)	12.26% (SOFR + 7.10%, 1.00% Floor)		12/8/2027	12/8/2022	768	—	—
		Revolver (*)	12.26% (SOFR + 7.10%, 1.00% Floor)		12/8/2027	12/8/2022	576	—	—

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Quest Resource Management Group, LLC 3481 Plano Pkwy, Suite #100 The Colony, TX 75056	Environmental Industries	Senior Secured	12.27% (SOFR + 7.11%, 1.00% Floor)		10/20/2025	10/19/2020	888	$877	—
		Senior Secured	12.27% (SOFR + 7.11%, 1.00% Floor)		10/20/2025	10/19/2020	976	963	—
		Senior Secured	12.27% (SOFR + 7.11%, 1.00% Floor)		10/20/2025	12/7/2021	3,469	3,410	—
		Senior Secured	12.27% (SOFR + 7.11%, 1.00% Floor)		10/20/2025	12/7/2021	350	344	—
		Warrant to purchase up to 0.2% of the equity (<) (###)	—	(##)	3/19/2028	10/19/2020	—	211	—
		Warrant to purchase up to 0.2% of the equity (<) (###)	—	(##)	3/19/2028	10/19/2021	—	148	—
Recorded Future, Inc. 363 Highland Avenue Somerville, MA 02144	High Tech Industries	Class A Units (80,486 units) (<) (###) (e)	—	(##)	—	7/3/2019	—	269	0.02%
Recycled Plastics Industries, LLC 87 Tide Rd Tamaqua, PA 18252	Consumer Goods: Durable	Senior Secured	11.92% (LIBOR + 6.75%, 1.00% Floor)		8/4/2026	8/4/2021	3,317	3,134	—
		Revolver (*)	11.93% (LIBOR + 6.75%, 1.00% Floor)		8/4/2026	8/4/2021	473	179	—
Relativity ODA LLC 231 South LaSalle Street, 8th Floor Chicago, IL 60604	Services: Business	Senior Secured	11.70% PIK (SOFR + 6.60%, 1.00% Floor)		5/12/2027	5/12/2021	2,107	2,107	—
		Revolver (*)	11.70% PIK (SOFR + 6.60%, 1.00% Floor)		5/12/2027	5/12/2021	180	—	—
Relevate Health Group, LLC 4270 Ivy Pointe Blvd #220 Cincinnati, OH 45245	Environmental Industries	Senior Secured	11.26% (SOFR + 6.00%, 1.00% Floor)		11/20/2025	11/20/2020	1,466	1,449	—
		Senior Secured	11.26% (SOFR + 6.00%, 1.00% Floor)		11/20/2025	11/20/2020	656	648	—
		Revolver (*)	11.26% (SOFR + 6.00%, 1.00% Floor)		11/20/2025	11/20/2020	316	—	—
		Class B Common Units (40 units) (<) (###)	—	(##)	—	11/20/2020	—	—	0.02%
		Preferred Units (40 units) (<) (###)	12.00% PIK		—	11/20/2020	—	36	0.02%
Rockdale Blackhawk, LLC 1700 Brazos Avenue Rockdale, TX 76567	Healthcare & Pharmaceuticals	Senior Secured (c)	n/a		n/a (d)	3/31/2015	—	557	—
Second Avenue SFR Holdings II LLC 71 S Wacker Drive, Suite 2775 Chicago, IL 60606	FIRE: Real Estate	Revolver (<<) (*) (#)	12.17% (LIBOR + 7.00%, 0.5% Floor)		8/9/2024	8/11/2021	4,875	4,761	—
Security Services Acquisition Sub Corp. 90 Town Center Street, Suite 202 Daleville, VA 24083	Services: Business	Senior Secured	11.20% (SOFR + 6.10%, 1.00% Floor)		9/30/2026	2/15/2019	3,361	3,361	—
		Senior Secured	11.20% (SOFR + 6.10%, 1.00% Floor)		9/30/2026	2/15/2019	2,418	2,418	—
		Senior Secured	11.20% (SOFR + 6.10%, 1.00% Floor)		9/30/2026	2/15/2019	2,124	2,124	—
		Senior Secured	11.20% (SOFR + 6.10%, 1.00% Floor)		9/30/2026	2/15/2019	1,527	1,527	—
		Senior Secured	11.20% (SOFR + 6.10%, 1.00% Floor)		9/30/2026	9/30/2021	7,860	7,860	—
Seran BioScience, LLC 63047 Layton Avenue Bend, OR 97701	Healthcare & Pharmaceuticals	Senior Secured	11.79% (SOFR + 6.75%, 1.00% Floor)		7/8/2027	12/31/2020	2,444	2,425	—
		Delayed Draw (*) (**)	11.98% (SOFR + 6.75%, 1.00% Floor)		7/8/2027	7/8/2022	2,767	1,975	—
		Revolver (*)	11.79% (SOFR + 6.75%, 1.00% Floor)		7/8/2027	12/31/2020	444	—	—
		Common Units (33,333 units) (<) (###) (####)	—	(##)	—	12/31/2020	—	733	0.53%
SFR Holdco, LLC 71 S Wacker Dr, STE 2775 Chicago, IL 60606	FIRE: Real Estate	Junior Secured (#)	8.00%		7/28/2028	8/6/2021	5,850	5,850	—
		24.4% of interests (<<) (###) (#)	—	(##)	—	8/6/2021	—	3,900	—

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
Sparq Holdings, Inc. 817 W Peachtree St NW Suite M100 Atlanta, GA 30308	High Tech Industries	Senior Secured	11.52% (SOFR + 6.25%, 1.00% Floor)		6/15/2029	6/16/2023	1,000	970	—
		Delayed Draw (*) (**)	11.52% (SOFR + 6.25%, 1.00% Floor)		6/15/2029	6/16/2023	222	—	—
		Revolver (*)	11.52% (SOFR + 6.25%, 1.00% Floor)		6/15/2029	6/16/2023	205	—	—
		Common Units (300,000 units) (<) (###) (####)	—	(##)	—	6/15/2023	—	300	0.18%
Spherix Global Inc. 760 Constitution Dr Exton, PA 19341	Media: Advertising, Printing & Publishing	Senior Secured	11.52% (SOFR + 6.36%, 1.00% Floor)		12/22/2026	12/22/2021	1,086	1,052	—
		Revolver (*)	11.52% (SOFR + 6.36%, 1.00% Floor)		12/22/2026	12/22/2021	122	—	—
		Class A Units (81 units) (<) (###)	—	(##)	—	12/22/2021	—	54	0.11%
Sports Operating Holdings II, LLC 22 Cassatt Avenue Berwyn, PA 19312	Media: Diversified & Production	Senior Secured	10.95% (SOFR + 5.85%, 1.00% Floor)		11/3/2027	11/3/2022	2,978	2,992	—
		Delayed Draw (*) (**)	10.95% (SOFR + 5.75%, 1.00% Floor)		11/3/2027	11/3/2022	2,399	244	—
		Revolver (*)	11.05% (SOFR + 5.85%, 1.00% Floor)		11/3/2027	11/3/2022	519	—	—
StarCompliance MidCo, LLC 9200 Corporate Blvd. Suite 440 Rockville, MD 20850	Banking	Senior Secured	12.09% (SOFR + 6.85%, 1.00% Floor)		1/12/2027	1/12/2021	2,000	1,978	—
		Senior Secured	12.09% (SOFR + 6.85%, 1.00% Floor)		1/12/2027	10/12/2021	335	332	—
		Senior Secured	11.95% (SOFR + 6.85%, 3.00% Floor)		1/12/2027	5/31/2023	256	254	—
		Revolver (*)	11.95% (SOFR + 6.85%, 1.00% Floor)		1/12/2027	1/12/2021	322	92	—
TCFIII OWL Buyer LLC 888 W. Big Beaver Rd Troy, MI 48084	Construction & Building	Senior Secured	10.72% (SOFR + 5.50%, 1.00% Floor)		4/17/2026	4/19/2021	2,009	2,009	—
		Senior Secured	10.72% (SOFR + 5.50%, 1.00% Floor)		4/17/2026	4/19/2021	2,453	2,453	—
		Senior Secured	10.72% (SOFR + 5.50%, 1.00% Floor)		4/17/2026	12/17/2021	2,202	2,202	—
The Kyjen Company, LLC 7337 S Revere Parkway Centennial, CO 80112	Consumer Goods: Non-Durable	Senior Secured	12.14% Cash/ 1.00% PIK (SOFR + 7.75%, 1.00% Floor)		4/3/2026	5/14/2021	988	976	—
		Senior Secured	12.65% PIK (SOFR + 7.50%, 1.00% Floor)		4/3/2026	9/13/2022	1	1	—
		Revolver (*)	12.14% Cash/ 0.50% PIK (SOFR + 7.10%, 1.00% Floor)		4/3/2026	5/14/2021	105	—	—
Thrasio, LLC 85 West Street, Suite 4 Walpole, MA 02081	Consumer Goods: Non-Durable	Senior Secured	12.50% (SOFR + 7.26%, 1.00% Floor)		12/18/2026	12/18/2020	2,433	2,414	—
TigerConnect, Inc. 2054 Broadway Santa Monica, CA 90404	Healthcare & Pharmaceuticals	Senior Secured	11.79% (SOFR + 6.75%, 1.00% Floor)		2/16/2028	2/16/2022	3,000	2,936	—
		Delayed Draw (*) (**)	11.79% (SOFR + 6.75%, 1.00% Floor)		2/16/2028	2/16/2022	225	81	—
		Revolver (*)	11.79% (SOFR + 6.75%, 1.00% Floor)		2/16/2028	2/16/2022	429	—	—
TJ Management HoldCo LLC 3654 Georgia Avenue West Palm Beach, FL 33405	Beverage, Food & Tobacco	Revolver (<<) (*)	10.72% (SOFR + 5.61%, 1.00% Floor)		6/28/2024	9/9/2020	477	80	—
		Common stock (16 shares) (<<) (###) (####)	—	(##)	—	9/9/2020	—	2,898	12.73%
V10 Entertainment, Inc. 15490 Ventura Blvd, Third Floor Sherman Oaks, CA 91403	Media: Diversified & Production	Senior Secured	11.99% (SOFR + 7.10%, 1.00% Floor)		1/12/2028	1/12/2023	4,000	4,016	—
		Revolver (*)	11.99% (SOFR + 7.10%, 1.00% Floor)		1/12/2028	1/12/2023	458	—	—
		Common Units (392,157 units) (<) (###) (g)	—	(##)	—	1/12/2023	—	194	0.20%
Valudor Products LLC 11260 EL Camino Real, Suite 210 San Diego, CA 92130	Chemicals, Plastics & Rubber	Senior Secured	12.22% Cash/ 1.50% PIK (SOFR + 7.50%, 1.00% Floor)		9/15/2023	6/18/2018	1,622	1,924	—
		Senior Secured (a)	1.00% Cash/ 12.72% PIK (SOFR + 7.50%, 1.00% Floor)		9/15/2023	6/18/2018	277	271	—
		Senior Secured	12.72% (SOFR + 7.61%, 1.00% Floor)		9/15/2023	12/22/2021	502	1,478	—
		Revolver (*)	15.72% (SOFR + 9.50%, 1.00% Floor)		9/15/2023	6/18/2018	1,095	—	—
		Class A-1 Units (501,014 units) (<) (###) (####)	10.00% PIK		—	6/18/2018	—	521	4.01%

Name and Address of Portfolio Company (˄)	Industry	Type of Investment	Interest Rate (˄˄)		Maturity Date	Acquisition Date (˄˄˄)	Principal Due at Maturity	Fair Value of Investment (˄˄˄˄)	Percentage of Class Held

							(in thousands)
VB E1, LLC 750 Park Of Commerce Dr Ste 200 Boca Raton, FL 33487	Telecommunications	Unitranche (~)	13.19% (LIBOR + 7.65%, 0.5% Floor)		11/18/2026	11/18/2020	2,250	2,264	—
Vhagar Purchaser, LLC 300 Baker Ave., Suite 160 Concord, MA 01742	Services: Business	Senior Secured	12.24% (SOFR + 7.00%, 1.00% Floor)		6/8/2029	6/9/2023	3,000	2,910	—
		Delayed Draw (*) (**) (#)	12.24% (SOFR + 7.00%, 1.00% Floor)		6/8/2029	6/9/2023	667	—	—
		Revolver (*)	12.24% (SOFR + 7.00%, 1.00% Floor)		6/8/2029	6/9/2023	333	—	—
Vice Group Holding, Inc. 49 S 2nd St Brooklyn, NY 11211	Media: Broadcasting & Subscription	Senior Secured	5.25% Cash/ 12.00% PIK (SOFR + 12.00%, 3.00% Floor)		11/17/2023	5/17/2023	88	88	—
		Senior Secured	5.25% Cash/ 12.00% PIK (SOFR + 12.00%, 3.00% Floor)		11/17/2023	5/30/2023	400	400	—
		Junior Secured	n/a	(##)	n/a (d)	5/2/2019	1,644	1,139	—
		Junior Secured	n/a	(##)	n/a (d)	5/2/2019	517	358	—
		Junior Secured	n/a	(##)	n/a (d)	5/2/2019	196	136	—
		Junior Secured	n/a	(##)	n/a (d)	11/4/2019	316	219	—
		Junior Secured	n/a	(##)	n/a (d)	1/27/2023	494	342	—
VPS Holdings, LLC 30012 Ivy Glenn Drive, Suite 210 Laguna Niguel, CA 92677	Services: Business	Senior Secured	12.22% (SOFR + 7.11%, 1.00% Floor)		10/4/2024	10/5/2018	2,659	2,661	—
		Senior Secured	12.22% (SOFR + 7.11%, 1.00% Floor)		10/4/2024	10/5/2018	2,182	2,184	—
		Revolver (*)	12.22% (SOFR + 7.11%, 1.00% Floor)		10/4/2024	10/5/2018	1,003	703	—
W3 Monroe RE Debt LLC Two Jericho Plaza, Suite 111 Jericho, NY 11753	FIRE: Finance	Senior Secured (#)	10.00% PIK		2/4/2028	2/5/2021	3,372	3,354	—
		Delayed Draw (*) (**) (#)	10.00% PIK		2/4/2028	3/31/2023	67	21	—
Whistler Parent Holdings III, Inc. 17415 Northwood Avenue, Suite 300 Lakewood, OH 44107	Healthcare & Pharmaceuticals	Senior Secured	11.95% (SOFR + 6.75%, 1.00% Floor)		6/2/2028	6/3/2022	4,500	4,437	—
		Delayed Draw (*) (**)	11.95% (SOFR + 6.75%, 1.00% Floor)		6/2/2028	6/3/2022	1,406	55	—
		Revolver (*)	11.95% (SOFR + 6.75%, 1.00% Floor)		6/2/2028	6/3/2022	563	555	—
Witkoff/Monroe 700 JV LLC 4400 Biscayne Blvd., Suite 900 Miami, FL 33137	Healthcare & Pharmaceuticals	Junior Secured	8.00% Cash/ 4.00% PIK		7/2/2026	7/2/2021	6,763	6,755	—
		Delayed Draw (*) (**) (#)	8.00% Cash/ 4.00% PIK		7/2/2026	5/16/2023	1,178	308	—
		Preferred Units (2,141 units) (<) (###) (#) (####)	8.00% Cash/ 4.00% PIK		—	7/2/2021	—	1,664	21.41%
XanEdu Publishing, Inc. 17177 N. Laurel Park Drive, Suite 233 Livonia, MI 48152	Media: Advertising, Printing & Publishing	Senior Secured	11.22% (SOFR + 6.00%, 1.00% Floor)		1/28/2025	1/28/2020	4,561	4,561	—
		Senior Secured	11.22% (SOFR + 6.00%, 1.00% Floor)		1/28/2025	8/31/2022	1,812	1,815	—
		Revolver (*)	11.22% (SOFR + 6.00%, 1.00% Floor)		1/28/2025	1/28/2020	742	—	—
		Class A Units (49,479 units) (<) (###)	8.00% PIK		—	1/28/2020	—	215	0.28%
YS WH4 LLC 300 Park Ave 15th Floor New York, NY 10022	FIRE: Finance	Revolver (*) (#)	12.25% (SOFR + 7.10%, 0.75% Floor)		11/20/2025	7/20/2022	5,250	—	—
(˄)

All of the Company’s investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940 (the “1940 Act”), unless otherwise noted. All of the Company’s investments are issued by U.S. portfolio companies unless otherwise noted.

(˄˄)

The majority of the investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), Prime Rate (“Prime” or “P”), or Secured Overnight Financing Rate (“SOFR” or “SF”) which reset daily, monthly, quarterly, or semiannually. For each such investment, the Company has provided the spread over LIBOR, Prime, or SOFR and the current contractual interest rate in effect at June 30, 2023. Certain investments are subject to an interest rate floor or rate cap. Certain investments contain a Payment-in-Kind (“PIK”) provision.

(˄˄˄)Except as otherwise noted, all of the Company’s portfolio company investments, which as of June 30, 2023 represented 241.7% of the Company’s net assets or 94.4% of the Company’s total assets, are subject to legal restrictions on sales.

(˄˄˄˄)

Because there is no readily available market value for these investments, the fair value of these investments is determined in good faith using significant unobservable inputs by the Valuation Designee. (See Note 4 in the accompanying notes to the consolidated financial statements).

(~)

The Company structures its unitranche secured loans as senior secured loans. The Company obtains security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of a portfolio company. Generally, the Company syndicates a “first out” portion of the loan to an investor and retains a “last out” portion of the loan, in which case the “first out” portion of the loan will generally receive priority with respect to payments of principal, interest and any other amounts due thereunder. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and the Company’s unitranche secured loans will expose the Company to the risks associated with second lien and subordinated loans and may limit the Company’s recourse or ability to recover collateral upon a portfolio company’s bankruptcy. Unitranche secured loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases the Company, together with its affiliates, are the sole or majority lender of these unitranche secured loans, which can afford the Company additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

(<)	Represents less than 5% ownership of the portfolio company’s voting securities.
(<<)

As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of the portfolio company as it owns 5% or more of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to control).

(<<<)

As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as it owns more than 25% of the portfolio company’s voting securities. See Note 5 in the accompanying notes to the consolidated financial statements for additional information on transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control.

(#)

This investment is treated as a non-qualifying investment under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2023, non-qualifying assets totaled 22.5% of the Company’s total assets.

(##)	Represents a non-income producing security.
(###)	Ownership of certain equity investments may occur through a holding company or partnership.
(####)

Investment is held by a taxable subsidiary of the Company. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company’s wholly-owned taxable subsidiaries.

(*)	All or a portion of this commitment was unfunded at June 30, 2023. As such, interest is earned only on the funded portion of this commitment.
(**)	This delayed draw loan requires that certain financial covenants be met by the portfolio company prior to any fundings.
(***)

This position was on non-accrual status as of June 30, 2023, meaning that the Company has ceased accruing interest income on the position. See Note 2 in the accompanying notes to the consolidated financial statements for additional information on the Company’s accounting policies.

(a)	This investment represents a note convertible to preferred shares of the borrower.
(b)	This is an international company.
(c)	During 2020, an arbitrator issued a final award in favor of the estate of Rockdale Blackhawk, LLC (the “Estate”) in the legal proceeding between the Estate and a national insurance carrier. The Company’s share of the net proceeds from the award exceeded the contractual obligations due to the Company as a result of the Company’s right to receive excess proceeds pursuant to the terms of a sharing agreement between the lenders and the Estate. This investment is a non-income producing security.
(d)	This is a demand note with no stated maturity.
(e)	As of June 30, 2023, the Company was party to a subscription agreement with a commitment to fund an additional equity investment of $16.
(f)	The fair value of this investment was valued using Level 1 inputs. See Note 4 in the accompanying notes to the consolidated financial statements.
(g)	As of June 30, 2023, the Company was party to a subscription agreement with a commitment to fund an additional equity investment of $189.
(h)	As of June 30, 2023, the Company was party to a subscription agreement with a commitment to fund an equity investment of $43.
(i)	The Company restructured its investments in HFZ Capital Group LLC (“HFZ”) and HFZ Member RB portfolio, LLC (“Member RB”) during 2020. As part of the restructuring of HFZ, the Company obtained a 15.9% equity interest in MC Asset Management (Corporate), LLC (“Corporate”). As part of the Member RB restructuring, the Company exchanged its loan in Member RB for a promissory note in MC Asset Management (Industrial), LLC (“Industrial”). Corporate owns 100% of the equity of Industrial. In conjunction with these restructurings, the Company participated $4,758 of principal of its loan to HFZ as an equity contribution to Industrial. This participation did not qualify for sale accounting under ASC Topic 860–Transfers and Servicing because the sale did not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. As a result, the Company continues to reflect its full investment in HFZ but has split the loan into two investments.
(j)	As of June 30, 2023, the Company was party to a subscription agreement with a commitment to fund an additional equity investment of $122.

n/a - not applicable

PORTFOLIO MANAGEMENT

Investment Committee

The investment committee of MC Advisors responsible for our investments meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by MC Advisors on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by MC Advisors and monitors the performance of our investment portfolio. The investment committee consists of Theodore L. Koenig, Lewis W. Solimene, Jr., Michael J. Egan and Jeremy T. VanDerMeid.

Information regarding members of MC Advisors’ investment committee who are not also our directors or officers is as follows:

Michael J. Egan has more than 35 years of experience in commercial finance, credit administration and banking. Mr. Egan joined Monroe Capital in 2004 and is responsible for credit policies and procedures along with portfolio and asset management. Mr. Egan also served as Executive Vice President and Chief Credit Officer of Hilco Capital from 1999 to 2004. Prior to joining Hilco Capital LP, Mr. Egan was with The CIT Group/Business Credit, Inc. for a ten-year period beginning in 1989, where he served as Senior Vice President and Regional Manager for the Midwest U.S. Region responsible for all credit, new business and operational functions. Prior to joining The CIT Group, Mr. Egan was a commercial lending officer with The National Community Bank of New Jersey (The Bank of New York) and a credit analyst with KeyCorp, where he completed a formal management and credit training program.

Jeremy T. VanDerMeid has more than 25 years of lending and corporate finance experience and is responsible for portfolio management, capital markets and all trading functions for Monroe Capital. Prior to joining Monroe Capital in 2007, Mr. VanDerMeid was with Morgan Stanley Investment Management in the Van Kampen Senior Loan Group. Mr. VanDerMeid managed a portfolio of bank loans for Van Kampen and also led the firm’s initiative to increase its presence with middle-market lenders and private equity firms. Prior to his work at Morgan Stanley, he worked for Dymas Capital and Heller Financial where he originated, underwrote, and managed various middle-market debt transactions.

Portfolio Management

Each investment opportunity requires the consensus and receives the unanimous approval of MC Advisors’ investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, the investment committee oversees any temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The day-to-day management of investments approved by the investment committee is overseen by the investment committee.

Each of Messrs. Koenig, Solimene, Egan and VanDerMeid has ownership and financial interests in, and may receive compensation and/or profit distributions from, MC Advisors. None of Messrs. Koenig, Solimene, Egan and VanDerMeid receives any direct compensation from us.

The table below shows the dollar range of shares of our common stock beneficially owned by each member of the investment committee of MC Advisors responsible for our investments as of the end of our most recently completed fiscal year.

Dollar Range of Equity Securities
Investment Committee of MC Advisors	in Monroe Capital Corporation (1)(2)
Theodore L. Koenig	over $1,000,000
Lewis W. Solimene, Jr.	$1 - $10,000
Michael J. Egan	$500,001 - $1,000,000
Jeremy T. VanDerMeid	$100,001 - $500,000
(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by the members of our investment committee is based on a closing stock price of $8.54 per share as of December 30, 2022.

Messrs. Koenig, Solimene, Egan and VanDerMeid, through their roles with Monroe Capital, are also primarily responsible for the day-to-day management of 12 closed-end funds, two small business investment companies and 20 private funds and a private BDC, with a total amount of approximately $15.3 billion of capital under management as of January 1, 2023.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 15, 2023, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective and to maintain compliance with our debt covenants.

In making a determination that an offering of common stock at a price below our net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors, including:

●	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
●	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
●	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
●	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;
●	The potential market impact of being able to raise capital in the current financial market;
●	The nature of any new investors anticipated to acquire shares in the offering;
●	The anticipated rate of return on and quality, type and availability of investments;
●	The leverage available to us, both before and after the offering and other borrowing terms; and
●	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit MC Advisors, as MC Advisors will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at a premium to net asset value per share.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

●	existing stockholders who do not purchase any shares in the offering;

●	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
●	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from net asset value); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from net asset value); and (4) an offering of 330,000 shares (33% of the outstanding shares) at $0.01 per share after offering expenses and commissions (effectively a 100% discount from net asset value). Because we are not limited as to the amount of discount from net asset value at which we can offer shares, the fourth example on the following table (at an offering price of $0.01 per share) is included, however, we will not offer shares at a 100% discount to net asset value. The acronym “NAV” stands for “net asset value.”

		Example 1		Example 2		Example 3		Example 4
		5% Offering at		10% Offering at		20% Offering at		33% Offering at
		5% Discount		10% Discount		20% Discount		100% Discount
	Prior to Sale	Following	%	Following	%	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change	Sale	Change	Sale	Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.75%	(24.81)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$75,213	(24.79)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(24,787)	—
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.48)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(24.79)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50% Participation		150% Participation
	Prior to Sale	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share on Shares Held Prior to Sale)	$100,000	$108,421	8.42%	$125,263	25.26%
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—

		50% Participation		150% Participation
	Prior to Sale	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change
Per Share Amounts
NAV per Share Held by Stockholder A	$10.00	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.64)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 100% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at		10% Offering at		20% Offering at		33% Offering at
		5% Discount		10% Discount		20% Discount		100% Discount
	Prior to Sale	Following	%	Following	%	Following	%	Following	%
	Below NAV	Sale	Change	Sale	Change	Sale	Change	Sale	Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease/Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,330,000	33.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$7.52	(24.79)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	—	500	—	1,000	—	2,000	—	3,300	—
Percentage Held by Investor A	—	0.05%	—	0.09%	—	0.17%	—	0.25%	—
Total Asset Values
Total NAV Held by Investor A	—	$4,988	—	$9,909	—	$19,333	—	$24,820	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,474	—	$16,842	—	$35	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—	$24,785	—
Per Share Amounts	—
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—	$7.52	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—	$7.51	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%	—	71,352.14%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We may use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1 (888) 430-5746.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. In addition, if you hold your common stock with a brokerage firm that participates in the plan, you may not be able to transfer the shares to another broker and continue to participate in the plan. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market shares of our common stock and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;
●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We urge investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants, rights offerings to purchase our common stock, or units, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Election to Be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). Generally, we would expect these distributions to be taxable to our stockholders as ordinary income and not to be eligible for the reduced maximum tax rates associated with qualified dividends.

Taxation as a RIC

If we continue to:

●	qualify as a RIC; and
●	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gains, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to our stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our ordinary income for each calendar year, (b) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end. For the years ended December 31, 2022, 2021 and 2020, we recorded $0.1 million, $0.3 million and $0.4 million on our consolidated statements of operations for U.S. federal excise taxes.

In order to be treated as a RIC for U.S. federal income tax purposes, we must, among other things:

●	meet the Annual Distribution Requirement;
●	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;
●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
●	diversify our holdings so that at the end of each quarter of the taxable year:
●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to prevent our receipt of income that would not satisfy the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Gain or loss realized from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investments in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in that case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will be taken into account for purposes of the Annual Distribution Requirement and the 4% federal excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities is generally treated as ordinary income or loss. Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Through our use of leverage, we are subject to certain financial covenants that could limit our ability to make distributions to our stockholders. In addition, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are unable to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC.

Although we do not expect to do so, we will be authorized (subject to our financial covenants and 1940 Act asset coverage tests) to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to eliminate or minimize our liability for U.S. federal income tax and the 4% federal excise tax. However, our ability to dispose of assets to make distributions may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, and certain relief provisions are not available, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure to Qualify as a RIC.”

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. We generally are permitted to carry forward for an indefinite period any capital losses not used to offset capital gains. However, future transactions that we engage in may cause our ability to use any capital loss carry forwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effects of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

Failure to Qualify as a RIC

If we fail the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which, among other things may require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we are unable to qualify for treatment as a RIC and are unable to cure the failure, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. In the event of such a failure to qualify, distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for two or more taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from federal income taxation. U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts). However, in this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential federal tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum federal tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts)) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal their allocable share of the federal corporate income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay federal corporate income tax on any retained capital gains at our regular federal corporate income tax rate, and since that rate is currently in excess of the maximum federal income tax rate currently payable by individuals on long-term capital gains, the amount of federal corporate income tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We will provide estimated guidance of the tax characteristics of any distributions we make in our periodic reports filed with the SEC. We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 24% from all taxable distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more in a single tax year or $4 million or more in any combination of tax years for an individual stockholder or $10 million or more in a single tax year or $20 million or more in any combination of tax years for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, properly reported dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a

U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, an investment in the shares of our common stock may not be appropriate for a Non-U.S. stockholder.

We will have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement. If a portion of such distribution is paid in cash and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for federal income tax purposes. As a result, Non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in shares of our common stock.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

We are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our common stock, including the possible application of the U.S. estate tax.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this prospectus, our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, and no shares of preferred stock. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol “MRCC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of September 20, 2023:

(4)
Amount
		(3)	Outstanding
	(2)	Amount Held by	Exclusive of
(1)	Amount	Us or for Our	Amounts Shown
Title of Class	Authorized	Account	Under (3)
Common Stock	100,000,000	—	21,666,340

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to

50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. There is no cumulative voting in the election of directors. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter, amend or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;
●	one-third or more but less than a majority; or
●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

●	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 150% of our total assets less liabilities and indebtedness not represented by senior securities, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

●	the designation and number of shares of such series;
●	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;
●	any provisions relating to convertibility or exchangeability of the shares of such series;
●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
●	the voting powers, if any, of the holders of shares of such series;
●	any provisions relating to the redemption of the shares of such series;
●	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
●	if applicable, a discussion of certain U.S. federal income tax considerations; and
●	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The rate for distributions may be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the title of such subscription rights;
●	the exercise price or a formula for the determination of the exercise price for such subscription rights;
●	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
●	the extent to which such subscription rights are transferable;
●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
●	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
●	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
●	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that: (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our board of directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our board of directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

As of June 30, 2023, we had $130.0 million in aggregate principal amount of 4.75% Notes due 2026 (the “2026 Notes”) outstanding. The 2026 Notes will mature on February 15, 2026. Interest on the 2026 Notes is paid semi-annually on February 15 and August 15, at an annual rate of 4.75%. We may redeem the 2026 Notes in whole or in part at any time or from time to time at our option at par plus a “make-whole” premium, if applicable. The 2026 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future unsecured indebtedness.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce rights of investors against us if we default. There are some limitations on the extent to which the trustee acts on behalf of investors, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines rights of a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement. We have filed the indenture with the SEC.

A prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

●	the designation or title of the series of debt securities;
●	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;
●	the percentage of the principal amount at which the series of debt securities will be offered;
●	the date or dates on which principal will be payable;
●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
●	the terms for redemption, extension or early repayment, if any;
●	the currencies in which the series of debt securities are issued and payable;
●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
●	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
●	the denominations in which the offered debt securities will be issued;

●	the provision for any sinking fund;
●	any restrictive covenants;
●	any events of default;
●	whether the series of debt securities are issuable in certificated form;
●	any provisions for defeasance or covenant defeasance;
●	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;
●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
●	whether the debt securities are subject to subordination and the terms of such subordination;
●	the listing, if any, on a securities exchange; and
●	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the applicable prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give the holder of debt securities protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default, as defined below, or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the applicable prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), whether conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Payment

Unless otherwise specified in the applicable prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the applicable prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

Investors will have rights if an Event of Default, as defined below, occurs with respect to the debt securities of their respective series and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” with respect to the relevant series of debt securities means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

●	We do not pay the principal of any debt security of the series when due and payable at maturity.
●	We do not pay interest on any debt security of the series when due and payable, and such default is not cured within 30 days.
●	We remain in breach of any other covenant with respect to the debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the issuer.
●	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days.
●	On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage (as such term is defined in the 1940 Act) of less than 100.0%, giving effect to any exemptive relief granted to us by the SEC.
●	Any other Event of Default with respect to debt securities of the series described in the applicable prospectus supplement or supplemental indenture occurs.

An Event of Default for a particular series of debt securities may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

Unless the applicable prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25.0% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection reasonably satisfactory to it from expenses and liability (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before a holder of debt securities is allowed to bypass the trustee and bring a lawsuit or other formal legal action or take other steps to enforce the holder’s rights or protect the holder’s interests relating to the debt securities, the following must occur:

●	The holder must give the trustee written notice that an Event of Default has occurred and remains uncured.
●	The holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action.
●	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security.

●	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, the holder is entitled at any time to bring a lawsuit for the payment of money due on the holder’s debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

●	the payment of principal, any premium or interest; or
●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

●	Where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
●	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us notice of default or our default having to exist for a specified period of time were disregarded.
●	We must deliver certain certificates and documents to the trustee.
●	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring the Holder’s Approval

First, there are changes that we cannot make to the debt securities without approval from each affected holder. The following is a list of those types of changes:

●	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on a debt security;
●	reduce any amounts due on a debt security or reduce the rate of interest on a debt security;
●	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

●	adversely affect any right of repayment at the holder’s option;
●	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
●	impair the holder’s right to sue for payment;
●	adversely affect any right to convert or exchange a debt security in accordance with its terms;
●	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and
●	modify any other material aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
●	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under the indenture may waive our compliance with some of our covenants applicable to that series.

Further Details Concerning Voting

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, the holder of debt securities would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay debt securities of the holders. In order to achieve covenant defeasance, the following conditions must be satisfied:

●	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their due dates.
●	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing holders to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
●	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
●	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.
●	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the period ending on the 91st day after the date of such deposit.

If we accomplish covenant defeasance, a holder can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, a holder may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if the following conditions are satisfied in order for a holder to be repaid:

●	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
●	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing a holder to be taxed on the debt securities any differently than if we did not make the deposit.

●	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
●	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.
●	No default or event of default with respect to the debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, a holder would have to rely solely on the trust deposit for repayment of the debt securities. A holder could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Resignation of Trustee

The trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to those series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions - Subordination and Senior Indebtedness

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to a holder to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness, as defined below, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Procedures

Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;
●	the aggregate number of such warrants;
●	the price or prices at which such warrants will be issued;
●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
●	whether such warrants will be issued in registered form or bearer form;
●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
●	information with respect to book-entry procedures, if any;
●	the terms of the securities issuable upon exercise of the warrants;
●	if applicable, a discussion of certain U.S. federal income tax considerations; and
●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that: (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank Trust Company, National Association pursuant to a custody agreement. The principal business address of U.S. Bank Trust Company, National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. Equiniti Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, MC Advisors is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. MC Advisors generally seeks reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, MC Advisors may select a broker based upon brokerage or research services provided to MC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

On June 15, 2023, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of twelve months subject to certain conditions. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price.

Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on The Nasdaq Global Select Market may engage in passive market making transactions in our common stock on The Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Nelson Mullins Riley & Scarborough LLP, Washington, D.C. Nelson Mullins Riley & Scarborough LLP also represents MC Advisors. Certain legal matters in connection with a particular offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2022 have been audited by RSM US LLP, an independent registered public accounting firm, and incorporated in this prospectus by reference. Such consolidated financial statements are incorporated by reference in reliance on the report of RSM US LLP, given on their authority as experts in accounting and auditing. The senior securities table of the Company, included in this prospectus and elsewhere in the registration statement, has been so included in reliance upon the report of RSM US LLP, an independent registered public accounting firm, as stated in their report filed as an exhibit to the registration statement of which this prospectus is a part. RSM US LLP is located at 30 South Wacker Drive, Suite 3300, Chicago, Illinois 60606.

$300,000,000

Monroe Capital Corporation

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PROSPECTUS

          , 2023

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The interim unaudited consolidated financial statements as of June 30, 2023 and for the three and six months ended June 30, 2023 and June 30, 2022, the interim unaudited consolidated financial statements as of March 31, 2023 and for the three months ended March 31, 2023 and March 31, 2022, and the audited consolidated financial statements as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

(2) Exhibits

(a)(1)

Amended and Restated Articles of Incorporation of Monroe Capital Corporation (Incorporated by reference to Exhibit (a)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(b)(1)

Bylaws of Monroe Capital Corporation (Incorporated by reference to Exhibit (b)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(c)	Not applicable
(d)(1)

Form of Stock Certificate of Monroe Capital Corporation (Incorporated by reference to Exhibit (d) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(d)(2)	Form of Subscription Certificate(1)
(d)(3)	Form of Subscription Agent Agreement(1)
(d)(4)	Form of Warrant Agreement(1)
(d)(5)	Form of Certificate of Designations for Preferred Stock(1)
(d)(6)	Statement of Eligibility of Trustee on Form T-1 (Incorporated by reference to Exhibit (d)(6) of the Registrant’s Registration Statement on Form N-2 (File No. 333-272896) filed on June 23, 2023)
(d)(7)

Indenture, dated September 12, 2018, by and between the Registrant and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(7) of the Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 (File No. 333-216665) filed on September 12, 2018)

(d)(8)

Second Supplemental Indenture, dated January 25, 2021, by and between the Registrant and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on January 25, 2021)

(d)(9)

Form of Global Note with respect to the 4.75% Notes due 2026 (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on January 25, 2021, and Exhibit A therein)

(e)

Dividend Reinvestment Plan (Incorporated by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(f)	Not applicable
(g)

Amended and Restated Investment Advisory and Management Agreement between the Registrant and MC Advisors (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on November 6, 2019)

(h)(1)	Form of Underwriting Agreement for equity securities(1)
(h)(2)	Form of Underwriting Agreement for debt securities(1)
(h)(3)

Amended and Restated At Market Issuance Sales Agreement, dated May 12, 2017, by and between the Registrant, MC Advisors, MC Management and FBR Capital Markets & Co. (Incorporated by reference to Exhibit (h)(3) of the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-216665) filed on May 12, 2017)

(h)(4)

Amended and Restated At Market Issuance Sales Agreement, dated May 12, 2017, by and between the Registrant, MC Advisors, MC Management and JMP Securities LLC (Incorporated by reference to Exhibit (h)(4) of the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-216665) filed on May 12, 2017)

(h)(5)

Amendment No. 1 to Amended and Restated At Market Issuance Sales Agreement, dated May 8, 2020, by and between the Registrant and B. Riley FBR, Inc. (Incorporated by reference to Exhibit 1.2 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on May 8, 2020)

(h)(6)

Amendment No. 1 to Amended and Restated At Market Issuance Sales Agreement, dated May 8, 2020, by and between the Registrant and JMP Securities LLC (Incorporated by reference to Exhibit 1.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on May 8, 2020)

(i)	Not applicable
(j)

Form of Custodian Agreement (Incorporated by reference to Exhibit (j) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(1)

Administration Agreement between Registrant and MC Management (Incorporated by reference to Exhibit (k)(1) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(2)

Trademark License Agreement between the Registrant and Monroe Capital LLC (Incorporated by reference to Exhibit (k)(2) of the Registrant’s Pre-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-172601) filed on October 18, 2012)

(k)(3)

Form of Indemnification Agreement between the Registrant and each of its directors and executive officers (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on June 30, 2022)

(k)(4)

MRCC Senior Loan Fund I, LLC Limited Liability Company Agreement, dated October 31, 2017, by and between the Registrant and NLV Financial Corporation (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on November 1, 2017)

(k)(5)

Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, dated March 1, 2019 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on March 5, 2019)

(k)(6)

Amendment No. 1 to Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, dated March 20, 2019 (Incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on March 20, 2019)

(k)(7)

Amendment No. 2 to Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, as borrower, the Lenders party thereto and ING Capital LLC, as Administrative Agent, dated September 27, 2019 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on October 2, 2019)

(k)(8)

Amendment No. 3 and Limited Waiver to Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated May 21, 2020 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on May 22, 2020)

(k)(9)

Amendment No. 4 to Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated December 30, 2021 (Incorporated by reference to Exhibit 10.11 of the Registrant’s Annual Report on Form 10-K (File No. 814-00866) filed on March 3, 2022)

(k)(10)

Amendment No. 5 to Second Amended and Restated Senior Secured Revolving Credit Agreement among the Registrant, as borrower, the Lenders party thereto, and ING Capital LLC, as Administrative Agent, dated December 27, 2022 (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K (File No. 814-00866) filed on December 28, 2022)

(l)(1)

Opinion and Consent of Nelson Mullins Riley & Scarborough LLP (Incorporated by reference to Exhibit (l)(1) of the Registrant’s Registration Statement on Form N-2 (File No. 333-272896) filed on June 23, 2023)

(m)	Not applicable
(n)(1)	Consent of RSM US LLP(2)
(n)(2)

Report of RSM US LLP Regarding the Senior Securities Table (Incorporated by reference to Exhibit (n)(2) of the Registrant’s Registration Statement on Form N-2 (File No. 333-272896) filed on June 23, 2023)

(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Joint Code of Ethics of Registrant and MC Advisors (Incorporated by reference to Exhibit 14.1 of the Registrant’s Annual Report on Form 10-K (File No. 814-00866) filed on March 3, 2020)
(s)	Calculation of Filing Fee Table (Incorporated by reference to Exhibit (s) of the Registrant’s Registration Statement on Form N-2 (File No. 333-272896) filed on June 23, 2023)
(1)	To be filed by post-effective amendment.
(2)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$33,060	*
FINRA filing fee	$21,000	(1)
Nasdaq Global Select Market listing fees	$—	(1)
Printing expenses	$225,000	(1)
Legal fees and expenses	$525,000	(1)
Accounting fees and expenses	$300,000	(1)
Miscellaneous	$30,000	(1)
Total	$1,134,060	(1)
*	$18,214 of this amount has been offset against a filing fee associated with unsold securities registered under a previous registration statement.
(1)	These amounts are estimates.

All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The following list sets forth each of the Registrant’s subsidiaries, the state under whose laws the subsidiaries are organized and the voting securities owned by the Registrant, directly or indirectly, in each subsidiary:

Panther Lender MRCC BDC, LLC (Delaware)	100%
MCC Holdco Equity Manger I, LLC (Delaware)	100%
MRCC Holding Company I, LLC (Delaware)	100%
MRCC Holding Company II, LLC (Delaware)	100%
MRCC Holding Company III, LLC (Delaware)	100%
MRCC Holding Company IV, LLC (Delaware)	100%
MRCC Holding Company V, LLC (Delaware)	100%
MRCC Holding Company VI, LLC (Delaware)	100%
MRCC Holding Company VII, LLC (Delaware)	100%
MRCC Holding Company VIII, LLC (Delaware)	100%
MRCC Holding Company IX, LLC (Delaware)	100%
MRCC Holding Company X, LLC (Delaware)	100%
MRCC Holding Company XI, LLC (Delaware)	100%
MRCC Holding Company XII, LLC (Delaware)	100%
MRCC Holding Company XIII, LLC (Delaware)	100%
MRCC Holding Company XIV, LLC (Delaware)	100%
MRCC Holding Company XV, LLC (Delaware)	100%
MRCC Holding Company XVI, LLC (Delaware)	100%
MRCC Holding Company XVII, LLC (Delaware)	100%
MRCC Holding Company XVIII, LLC (Delaware)	100%
MRCC Holding Company XIX, LLC (Delaware)	100%
MRCC Holding Company XX, LLC (Delaware)	100%
MRCC Holding Company XXI, LLC (Delaware)	100%

Each of the Registrant’s subsidiaries is consolidated for financial reporting purposes.

In addition, the Registrant may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our securities as of September 20, 2023.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	9
4.75% Notes due 2026	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of a final disposition of a proceeding. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Advisors and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Advisors’ services under the Investment Advisory Agreement.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, MC Management and its and its affiliates’ officers, directors, members, managers, stockholders and employees are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of MC Management’s services under the Administration Agreement or otherwise as our administrator.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation or employment of a substantial nature in which MC Advisors, and each managing director, director or executive officer of MC Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Portfolio Management” and is otherwise incorporated by reference into Part A of this Registration Statement. Additional information regarding MC Advisors and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-77229), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Monroe Capital Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606;
(2)	the Transfer Agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
(3)	the Custodian, U.S. Bank Trust Company, National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, Massachusetts 02110;
(4)	the Investment Adviser, Monroe Capital BDC Advisors, LLC, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606; and
(5)	the Administrator, Monroe Capital Management Advisors, LLC, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

1.	Not applicable.
2.	Not applicable.
3.	The Registrant hereby undertakes:
a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 3(a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

b.	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(1)	if the Registrant is relying on Rule 430B:
(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) or Rule 497(b), (c), (d), or (e) under the Securities Act of 1933, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
e.	that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;
(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.	Not applicable.
5.	The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
8.	The Registrant hereby undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 21st day of September, 2023.

MONROE CAPITAL CORPORATION

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Theodore L. Koenig	Chairman, Chief Executive Officer and Director (Principal Executive Officer)	September 21, 2023
Theodore L. Koenig

/s/ Lewis W. Solimene, Jr.	Chief Financial Officer and Chief Investment Officer (Principal Financial and Accounting Officer)	September 21, 2023
Lewis W. Solimene, Jr.

*	Director	September 21, 2023
Thomas J. Allison

*	Director	September 21, 2023
Caroline B. Davidson

*	Director	September 21, 2023
Jeffrey A. Golman

*	Director	September 21, 2023
Jorde M. Nathan

*	Director	September 21, 2023
Robert S. Rubin

*	Director	September 21, 2023
Jeffrey D. Steele

* By:	/s/ Lewis W. Solimene, Jr. Lewis W. Solimene, Jr. Attorney-in-fact